UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 25, 2006

                           GULF COAST OIL & GAS, INC.
               (Exact Name of Registrant as Specified in Charter)

             Nevada                   000-32747                  98-0128688
-------------------------------       ---------                  ----------
(State or Other Jurisdiction of      (Commission               (IRS Employer
 Incorporation or Organization)      File Number)            Identification No.)

5847 San Felipe, Suite 1700, Houston, Texas                        77057
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  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (713) 821-1731
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGES IN FISCAL YEAR.

On May 25, 2006, Gulf Coast Oil & Gas, Inc. (the "Company") filed an Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, to increase the number of authorized shares of the Company's common stock from 500,000,000 shares to 1,000,000,000 shares.

A Consent Solicitation relating to the amendment to the Articles of Incorporation was mailed on March 24, 2006 to the Company's stockholders of record as of the close of business on March 10, 2006. The amendment of the Company's Articles of Incorporation to reflect the increase was approved by 82,679,574 or 69.17% of the outstanding shares of the Company's common stock.

The increase in the number of authorized shares of common stock was needed in order for the Company to have an adequate reserve of common stock available for issuance upon conversion of existing convertible securities and exercise of outstanding options and warrants and to satisfy certain commitments to issue common stock. The increase in the number of authorized shares of common stock was also needed in order to have an adequate reserve of common stock available for issuance in equity financings.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

3.1 Certificate of Amendment to Articles of Incorporation of the Company, effective as of May 25, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2006

                                     GULF COAST OIL & GAS, INC.
                                     (Registrant)


                                     By: /s/ Rahim Rayani
                                         ---------------------------------
                                         Rahim Rayani
                                         President and Chief Executive Officer


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